UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED):  MAY 13, 2005



                        N-VIRO INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                       DELAWARE           0-21802        34-1741211
                   (STATE OR OTHER   (COMMISSION FILE   (IRS EMPLOYER
                   JURISDICTION OF         NUMBER)      IDENTIFICATION
                  INCORPORATION OR                            NO.)
                    ORGANIZATION)


            3450 W. CENTRAL AVENUE, SUITE 328 TOLEDO, OHIO     43606
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (b) On May 13, 2005, Christopher J. Anderson, a member of N-Viro International Corporation's (the "Company") Board of Directors as a Class I director, notified the Company of his intention to resign from the Company's Board of Directors, effective immediately, due to personal reasons. Mr. Anderson was scheduled to stand for re-election to the Board at the Company's 2005 Annual Meeting of Stockholders to be held on June 30, 2005. The Board did not replace Mr. Anderson at this time.


Item 5.03 - Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

     (a) On May 13, 2005, the Company's Board of Directors amended the Amended and Restated By-Laws of the Company, (the "By-Laws"), to change the requirement for the election of directors from a plurality to a majority of the votes cast. This new language is included as Exhibit 99.1 to this Form 8-K. A copy of the Company's Amended and Restated By-Laws, as amended on May 13, 2005, was attached as Exhibit 3.3 to the Company's Form 10-QSB filed May 16, 2005.

Item  8.01  -  Other  Events

     As announced by the Company in its Form 10-QSB filed May 16, 2005, the Company's Board of Directors postponed the Annual Meeting of Stockholders originally scheduled for Thursday, May 19, 2005, until June 30, 2005. The location of the Annual Meeting has not changed and will be in the Garden Room of the Toledo Club, 235 14th Street, Toledo, Ohio at 10:00 a.m. The Company filed a Notice of Postponement on May 11, 2005 with the SEC in a Schedule 14A, Definitive Additional Materials, and was sent to all stockholders on May 13, 2005. The Company will file a revised definitive proxy statement on an Amended
Schedule  14A,  which  will  be  sent  to  all  stockholders.

Item  9.01  -  Financial  Statements  and  Exhibits

(c)     Exhibits

     Exhibit  No.     Description
     99.1 Text of amendment to the Amended and Restated By-Laws of N-Viro International Corporation.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:          May  19,  2005               By:       /s/  James K. McHugh
                --------------                         ----------------------
                                                       James  K.  McHugh
                                                       Chief  Financial  Officer